Interest Rate Derivative Agreements	12 Months Ended
Dec. 31, 2014
Interest Rate Derivative Agreements [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
Interest Rate Derivatives

As of December 31, 2014, the Company has nine derivative agreements in order to mitigate its exposure to increases in interest rates on its variable-rate debt financing. In addition, the Company entered into two interest rate swaps during 2014. The terms of the derivative agreements are as follows:

		Effective	Maturity	Purchase
Date Purchased	Notional Amount	Capped Rate	Date	Price	Counterparty

September 2, 2010	$31,936,667	3.00%	September 1, 2017	$921,000	Bank of New York Mellon

September 2, 2010	$31,936,667	3.00%	September 1, 2017	$845,600	Barclays Bank PLC

September 2, 2010	$31,936,667	3.00%	September 1, 2017	$928,000	Royal Bank of Canada

August 15, 2013	$93,305,000	1.50%	September 1, 2017	$793,000	Deutsche Bank AG

February 18, 2014	$41,250,000	1.00%	March 1, 2017	$230,500	SMBC Capital Markets, Inc

February 18, 2014	$28,750,000	1.00%	March 1, 2017	$161,000	SMBC Capital Markets, Inc

July 10, 2014	$31,565,000	3.00%	August 15, 2019	$315,200	Barclays Bank PLC

July 10, 2014	$31,565,000	3.00%	August 15, 2019	$343,000	Royal Bank of Canada

July 10, 2014	$31,565,000	3.00%	August 15, 2019	$333,200	SMBC Capital Markets, Inc

In July 2014, to mitigate its exposure to interest rate fluctuations on the variable rate M31 TEBS Financing, the Company entered into interest rate cap agreements with Barclays Bank PLC, the Royal Bank of Canada, and Sumitomo Mitsui Banking Corporation, each in an initial notional amount of approximately $31.6 million, which effectively limits the interest payable by the Company on the Class A M31 TEBS Certificates to a fixed rate of 3.0% per annum on the combined notional amounts of the interest rate cap agreements through August 15, 2019. The interest rate cap contracts cost approximately $991,000 and do not qualify for hedge accounting. Therefore, changes in the estimated fair value of the interest rate derivatives are included in earnings.
In February 2014, the Company entered into two interest rate cap agreements with SMBC Capital Markets, Inc. for a notional amount of $70.0 million with an effective start date of March 1, 2014. These agreements effectively limit the interest component of the TOB financing correlated with the SIFMA index to a maximum of 1.0% on $70.0 million of the outstanding borrowings on the MBS TOB financing facilities and the PHC Certificates TOB financing facilities through a three year term ending March 1, 2017. These interest rate cap contracts cost approximately $390,000 and do not qualify for hedge accounting. Therefore, changes in the estimated fair value of the interest rate derivatives are included in earnings.

In July 2013, the Company purchased a new interest rate derivative with a notional amount of $93.3 million which represents the amount outstanding on the M24 TEBS Financing facility at August 1, 2013.  The maturity date of this interest rate derivative is September 1, 2017 and the effective capped interest rate is 1.5% per annum.  On July 30, 2013, the Company also sold a new interest rate derivative to the same counterparty which had the same notional amount of $93.3 million and an effective capped interest rate of 3.0% per annum.  The total cost of these two interest rate derivatives was approximately $800,000 and the derivative contracts do not qualify for hedge accounting, therefore, changes in the estimated fair value of the interest rate derivatives are included in earnings.  This interest rate corridor transaction effectively reduced the capped interest rate from 3.0% to 1.5% per annum on the M24 TEBS Financing facility through the maturity date of the interest rate derivative contracts. In August 2013, the Company executed a master netting agreement with DB, which is the counterparty to these interest rate derivative contracts and is also the provider of the Company’s TOB financing facilities. The Company was refunded $500,000 of posted cash collateral on the TOB financing facilities back upon the execution of this master netting agreement. There are no amounts reported on a net basis related to the Company’s interest rate derivative contracts as of December 31, 2014 and 2013.
The Company had previously entered into interest rate cap agreements with Barclays Bank PLC, Bank of New York Mellon and Royal Bank of Canada, each in an initial notional amount of approximately $31.9 million which effectively limits the interest payable by the Company on the M24 TEBS Financing facility to a fixed rate of 3.0% per annum on the combined notional amounts of the interest rate cap agreements through August 2017. The interest rate cap plus the Facility Fees payable to Freddie Mac result in a maximum potential cost of borrowing on the M24 TEBS Financing facility of 4.9% per annum.
In September 2014, the Company entered into two interest rate swap agreements with Deutsche Bank AG for a variable notional amount with effective dates of October 15, 2016 and April 15, 2017.  The notional amount and effective dates of these instruments will approximate the amounts invested in and timing of the completion of construction of the properties which collateralize the Decatur Angle and Bruton Apartments bonds, respectively.   These agreements swap the fixed rate per the bond agreement to a LIBOR based floating interest rate upon completion of construction of the underlying properties for a five year term from the respective effective date.  These interest rate swaps had no cost to the Company and do not qualify for hedge accounting.  There is no exchange of cash flows prior to the effective dates of the agreements.

These interest rate derivatives do not qualify for hedge accounting and, accordingly, they are carried at fair value, with changes in fair value included in current period earnings within interest expense. Interest rate derivative expense, which is the result of marking the interest rate derivative agreements to fair value, resulted in an increase of approximately $2.0 million in interest expense for the year ended December 31, 2014, as compared to an increase of approximately $284,000 in interest expense for the year ended December 31, 2013. These interest rate derivatives are presented on the balance sheet in Other Assets.  The carrying value of these derivatives was approximately $268,000 and $888,000 as of December 31, 2014 and 2013, respectively.